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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 28, 2025
Date of Report (Date of earliest event reported)
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Penumbra, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37557	05-0605598
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)
One Penumbra Place
Alameda, CA 94502
(Address of principal executive offices, including zip code)

(510) 748-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par value $0.001 per share	PEN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2025, Penumbra, Inc. (“Penumbra” or the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) with the Secretary of State of the State of Delaware, which became effective upon such filing. In addition, on May 28, 2025, following stockholder approval of the Amended and Restated Charter, as described in Item 5.07 below, an amendment and restatement of the Company’s Second Amended and Restated Bylaws became effective (the “Third Amended and Restated Bylaws”). As further described in Penumbra’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2025 (the “Proxy Statement”), the Amended and Restated Charter and the Third Amended and Restated Bylaws have two effects: (i) to phase in the declassification of Penumbra’s Board of Directors (the “Board”) over a three-year period to allow the Company’s stockholders to vote on the election of directors generally on an annual basis, rather than on a staggered basis (the “Declassification Amendment”), and (ii) to replace the provisions in Penumbra’s Restated Certificate of Incorporation and Second Amended and Restated Bylaws (collectively, the “Organizational Documents”) that require the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of Penumbra’s voting stock (the “Supermajority Voting Requirement”) for stockholders to take certain actions with a majority voting standard for such actions (the “Supermajority Amendment”).

As a result of the Declassification Amendment, each director who stands for election or re-election at and after the 2026 annual meeting of stockholders following the completion of such director’s then-current three-year term will be elected for a one-year term, expiring at the next year’s annual stockholder meeting, and the Board structure will be completely declassified by the 2028 annual meeting of stockholders. Commencing with the 2028 annual meeting of stockholders, Penumbra's directors will no longer be divided into classes.

As a result of the Supermajority Amendment, the Supermajority Voting Requirement is eliminated and provisions of the Organizational Documents that would have required supermajority stockholder approval will instead require approval of the holders of not less than a majority of the total voting power of all outstanding securities of the Company generally entitled to vote in the election of directors.

The foregoing description of the Amended and Restated Charter and the Third Amended and Restated Bylaws is qualified in its entirety by reference to (1) the Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 hereto, and (2) the Third Amended and Restated Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)Penumbra held its Annual Meeting of Stockholders on May 28, 2025 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on March 31, 2025, the record date for the Annual Meeting, there were 38,683,650 shares of the Company’s common stock, par value $0.001 per share, outstanding and entitled to vote, and 35,704,492 of such shares were voted in person or by proxy at the Annual Meeting on the proposals described below.

(b)At the Annual Meeting, Penumbra’s stockholders voted on the following five proposals, each of which is described in more detail in the Proxy Statement. The number of votes cast with respect to each proposal was as indicated below:

1)
Election of Class I Directors. The following nominees were elected to serve as Class I directors until the Company’s 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal, based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Janet Leeds	29,898,505	1,905,327	3,900,660
Thomas Wilder	27,191,672	4,612,160	3,900,660

2)
Ratification of Selection of Independent Registered Public Accounting Firm. The selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Penumbra for the fiscal year ending December 31, 2025 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,592,553	99,082	12,857	N/A

3)
Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The compensation of the Company’s named executive officers was approved, on an advisory basis, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,081,357	707,810	14,665	3,900,660

4)
Approval of an amendment to the Company’s Restated Certificate of Incorporation (the “Charter”) to phase in the declassification of the Company’s Board of Directors. The amendment to the Charter was approved based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,773,328	25,623	4,881	3,900,660

5)	Approval of an amendment to the Charter to eliminate the supermajority voting requirements. The amendment to the Charter was approved based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,755,837	42,946	5,049	3,900,660

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Penumbra, Inc.
3.2	Third Amended and Restated Bylaws of Penumbra, Inc.
104	Cover Page Interactive Data File (formatted as Inline Extensible Business Reporting Language).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENUMBRA, INC.

Date: May 30, 2025	By:	/s/ Johanna Roberts
Johanna Roberts
Executive Vice President, General Counsel and Secretary